SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                  FORM 8-K
                           _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NO.: 33-14987-A


                       Date of Report: August 22, 2005

                               CRSI GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                                      65-0023471
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    (State of other jurisdiction of                 (IRS Employer
     incorporation or organization                  Identification No.)


    826 Broadway, 9th Floor, New York, NY               10003
    ------------------------------------------------------------------
    (Address of principal executive offices)          (Zip Code)


                              (212) 505-0282
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                            Abcor Products, Inc.
                (Former name, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation

     On August 22, 2005 the Registrant filed with the Secretary of State of Florida Articles of Amendment to its Articles of Incorporation, which were effective on filing. The Article of Amendment effected the following changes:

     - The name of the corporation was changed from Abcor Products, Inc. to "CRSI Group, Inc."
     - The authorized capital stock was changed to 200,000,000 common shares and 5,000,000 preferred shares.

     The Registrant's common stock will be quoted under the symbol "CRSX", commencing on August 24, 2005.

Item 9.01 Financial Statements and Exhibits

Exhibits

10-a	Articles of Amendment of Articles of Incorporation filed on
        August 22, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 23, 2005				ABCOR PRODUCTS, INC.

                                        By: /s/ Jeremy P. Feakins.
                                        --------------------------------
                                        Jeremy P. Feakins, President